Exhibit 10.4

Valinhos, July 14th., 2021.

To:

Irach Taraporewala, Ph.D

Chief Executive Officer & Director

Commercial Proposal: AZD.BR.EOM_063-2021 – R03

Reference: Commercial proposal for the regulatory, scientific and management services of A Proof – of – Concept Study Evaluating Safety, Tolerability, and Preliminary Efficacy of EOM-613 in COVID-19 Infected Patients with Severe Symptoms.

Dear Irach,

Thank you for the opportunity to prepare this commercial proposal.

If you have any questions, please do not hesitate to contact us.

Sincerely,

Dra. Luciana Bortolassi Ferrara

CEO

Azidus Brasil

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	1 of 20

1.	ABOUT AZIDUS

Azidus is a CRO (Contract Research Organization) that offers comprehensive services and solutions for the development and registration of medicines, health products, cosmetics and food in the world’s leading regulatory agencies.

The 20-year experience in the market associated with a highly qualified team gives Azidus the ability to solve problems and deliver fast results with high quality, anticipating the facts, minimizing the risks and always seeking for the best solution for the appropriate launch of products that can offer benefits to the society.

Currently Azidus is established several in countries: Brazil (Valinhos and São Paulo), India, Argentina, Colombia, Mexico and Chile and has a team of 196 professionals.

Azidus has conducted more than 1000 clinical studies, considering clinical trials, Bioequivalence and Pharmacokinetics (PK) studies.

We conducted several studies with biological products (Filgrastima, Enoxaparin, Erythropoetin, Heparin, among others). We have already conducted 2 clinical trials with vaccine (Immunoglobulin Anti-D (Rh)). At this moment, Azidus has 2 projects for rare disease with stem cell ongoing in Brazil.

Due to our regulatory experience since 1999 working with ANVISA, we have already helped companies to settle in Brazil in different ways and obtain their registration with ANVISA.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	2 of 20

AZIDUS Brasil
A Boutique CRO

Annex I

SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

Azidus Brasil is the first CRO to receive ANVISA inspection to certify its activities in Good Clinical Practice. Below is our letter of approval issued by ANVISA:

Agência Nacional de Vigilância Sanitária

Gerência-Geral de Medicamentos e Produtos Biológicos – GGMED
Gerência de Avaliação de Eficácia e Segurança - GESEF
Coordenação de Pesquisa Clínica em Medicamentos e Produtos Biológicos - COPEC

PARECER FINAL DE INSPEÇÃO EM BOAS PRÁTICAS CLÍNICAS – N° 57

Assunto: Parecer Final de Inspeção em Boas Práticas Clínicas.

Inspeção	Nº 57
Local	Azidus Brasil Pesquisa e Desenvolvimento Ltda
Período da inspeção	04/fev/2019 a 06/fev/2019

Acusamos o recebimento do expediente 0158127/19-9 de 20/02/2019 referente à resposta ao Relatório de Inspeção nº 57 realizada entre os dias 04/fev/2019 e 06/fev/2019 na empresa Azidus Brasil Pesquisa e Desenvolvimento Ltda.

Com base nas avaliações acima discutidas no Relatório de Inspeção nº 57, a COPEC considera que a ORPC Azidus Brasil Pesquisa e Desenvolvimento Ltda dispõe de todas as ferramentas e procedimentos necessários ao adequado cumprimento das Boas Práticas Clínicas e, portanto, está apta a conduzir novos ensaios clínicos no Brasil.

Atenciosamente,

Coordenação de Pesquisa Clínica em Medicamentos e Produtos Biológicos - COPEC

X FLAVIA REGINA SOUZA SOBRAL:00763003662
Assinado de forma digital por FLAVIA REGINA SOUZA SOBRAL:00763003662
Dados: 2019.03.07 17:38:54 -03'00'

Coordenadora
COPEC/GESEF/GGMED/ANVISA

X daniela.cerqueira@anvisa.gov.br
Assinado de forma digital por daniela.cerqueira@anvisa.gov.br

Gerente-Geral de Medicamentos e Produtos...
GGMED/ANVISA

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	3 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

2. SCOPE OF SERVICE

Considering the study design below, shared by the Sponsor, Azidus will offer the services requested to perform the study in Brazil.

PROTOCOL SUMMARY

Title of the study	A proof-of-concept study that assesses the safety, tolerability and efficacy of EOM613 in covid-19 infected patients with severe symptoms.
Study No.	CL-EOM613-001
Investigational Product	EOM613 (formerly known as Product R or Ohr118) is a peptide nucleic acid (PNA) with new immune modulation properties, including IL-6 expression modulation. EOM613 has an excellent safety profile and has produced promising therapeutic results in patients with Acquired Immunodeficiency Syndrome (AIDS), cachexia caused by cancer, and patients with severe rheumatoid arthritis. EOM613 has been reported to have antiviral activity in cell cultures inoculated with human immunodeficiency virus (HIV) or adenovirus. In non-ICU participants, EOM613 should be administered subcutaneously (SC) at a dose of 2 mL, once a day for 10 days, totaling 20 mL. In ICU participants, EOM613 should be administered SC in a dose of 2 mL, 2 times a day (2x day) for 5 days, followed by 2 mL, 1 time a day (1x day) for 5 days, totaling 30 mL.
Goals of the Study and Measures of Result	*Primary for both cohorts:* 1. Evaluation of the safety and tolerability of EOM613, based on clinical laboratory, physical examinations and adverse event assessment (AEs). The clinical laboratory includes complete blood counts, C-reactive protein, erythrocyte sedimentation rate, procalcitonin, SMA-18, troponin, 13 Cytokine Panel, D-dimer and urinalysis. Physical examination includes assessment of consciousness, orientation regarding time and place, body temperature, pulse, blood pressure, heart rate, ECG, respiratory rate, and assessment of SC injection site. *Secondary:* For the cohort of participants hospitalized outside the ICU:

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	4 of 20

Annex I

SOP No.: AZ/GN/00001
Revision Number: 08

AZIDUS Brasil
A Boutique CRO

COMMERCIAL PROPOSAL

Investigational Product: EOM613
Protocol No: CL-EOM613-001
Version: 2.0, of June 7th, 2021

Confidential and exclusive

	1. The proportion of individuals who were discharged from the hospital without progression to invasive mechanical ventilation/ICU. 2. The proportion of individuals who were discharged from the hospital with progression to invasive mechanical ventilation/ICU. For the cohort of participants hospitalized in the ICU: 1. The proportion of death. 2. The proportion of individuals who were discharged from the ICU to the nursery. 3. The proportion of individuals who were discharged from the hospital. For both cohorts: Evaluation of pro- and anti-inflammatory cytokine levels in the 13 Cytokine Panel. Correlations between measured cytokine levels and primary and secondary outcomes. 1. Time for the first occurrence of death from any cause or new/aggravated organic dysfunction until Day 28, where organic dysfunction is defined below: 1.1 Respiratory decompensation 1.2 New congestive heart failure or worsening 1.3 Need for vasopressor therapy and/or inotropic or mechanical circulatory support 1.4 Ventricular tachycardia or fibrillation lasting at least 30 seconds and/or associated with hemodynamic instability or pulseless electrical activity, or reanimated cardiac arrest. 1.5 Initiation of renal replacement therapy 2. Survival by all causes, as assessed by the percentage of individuals who are alive on Day 28. 3. Evaluation of oxygen saturation, based on SpO_2 ratio/fraction of inspired oxygen (FiO_2) (SF ratio), assessed in the average change from the beginning to the last day or 28 (whichever occurs first) in the interface SpO_2/FiO_2 in individuals who start oxygen

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	5 of 20

Annex I

SOP No.: AZ/GN/00001
Revision Number: 08

AZIDUS Brasil
A Boutique CRO

COMMERCIAL PROPOSAL

Investigational Product: EOM613
Protocol No: CL-EOM613-001
Version: 2.0, of June 7th, 2021

Confidential and exclusive

	therapy. 4. Incidence of fever, as assessed by the percentage of individuals with fever up to Day 28. 5. Incidence of acute kidney injury (AKI), as assessed by the percentage of individuals who develop AKI by day 28. AKI is defined as an increase in serum creatinine of 0.5 mg/dL or more in 48 hours or an increase in serum creatinine to 1.5 × basal or more in 7 days. 6. New or worsening Congestive Heart Failure (CHF), as assessed by the percentage of individuals with new or worsening CHF up to Day 28. 7. Hospitalization status, as assessed by the percentage of individuals who remain hospitalized on Day 28. 8. Ventricular tachycardia (VT) or Ventricular Fibrillation (VF) lasting at least 30 seconds and/or associated with hemodynamic instability or pulseless electrical activity, or resuscitated cardiac arrest, as evaluated by the percentage of individuals with any of these events up to Day 28. 9. Days without oxygen, as evaluated by the percentage of individuals without the use of oxygen until Day 28. 10. Status of the intensive care unit (ICU), as evaluated by the percentage of individuals transferred to the ICU by Day 28. 11. Days on a ventilator, as evaluated by the number of days on mechanical ventilation until Day 28. 12. Time and duration of vasopressor or inotropic use until Day 28. 13. Dialysis status, as assessed by the percentage of individuals who begin dialysis by Day 28. 14. Eradication of COVID-19, according to the percentage of individuals who experienced the eradication of COVID-19 measured by the RT-PCR test. 15. The proportion of individuals still hospitalized on Day 28.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	6 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

Investigational Product: EOM613
Protocol No: CL-EOM613-001
Version: 2.0, of June 7th, 2021
Confidential and exclusive

	16. The proportion of individuals who show a level of improvement in the severity of the disease, or the resolution of symptoms, according to the Ordinal Clinical Scale of the World Health Organization (WHO) of 8 points (see Table 2) until day 28 after the 10-day treatment with EOM613.
Participant eligibility	*Inclusion criteria:* Participants must meet all inclusion criteria below: For the non-ICU cohort: A. Men or women ≥18 and <85 years old who tested positive for Severe Acute Respiratory Syndrome Coronavirus 2 (SARS-CoV-2) by nasopharyngeal sampling using a reliable Reverse Transcription followed by Polymerase Chain Reaction (RT-PCR) assay) of nucleic acid. Inclusion could be based on rapid serological tests and later confirmed by RT-PCR. B. Hospitalized for Acute Respiratory Distress Syndrome (ARDS) or pneumonia, requiring oxygen therapy by nasal catheter or mask, but not by invasive mechanical ventilation at the time of inclusion in the study. For the ICU cohort: C. Men or women ≥18 and <85 years old who tested positive for Severe Acute Respiratory Syndrome Coronavirus 2 (SARS-CoV-2) by nasopharyngeal sampling using a reliable Reverse Transcription followed by Polymerase Chain Reaction (RT-PCR) assay) of nucleic acid. Inclusion could be based on rapid serological tests and later confirmed by RT-PCR. D. Hospitalized for Acute Respiratory Distress Syndrome (ARDS) or pneumonia requiring invasive mechanical ventilation at the time of inclusion in the study. For both cohorts: E. Patients who wish to participate and are able to provide a free and informed consent form in writing before performing the study procedures or have an acceptable legal representative.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	7 of 20

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	8 of 20

AZIDUS Brasil
A Boutique CRO

Annex I

SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

Investigational Product: EOM613
Protocol No: CL-EOM613-001
Version: 2.0, of June 7th, 2021

Confidential and exclusive

	i) COPD. ii) Cardiac insufficiency or cardiomyopathies (https://www.cdc.gov/coronavirus/2019-ncov/need-extra-precautions/evidence-table.html). iii) Sickle cell disease iv) Solid organ transplantation v) Uncontrolled or poorly controlled type 2 diabetes mellitus vi) Immunodeficiency or immunosuppressive therapy. **Observation**: Participants who developed complications of COVID-19, such as myocardial disease, renal dysfunction, coagulation disorder, encephalitis, severe fatigue, or multi-immune inflammatory syndrome are eligible. I. Pregnancy or breastfeeding. J. Consideration by the investigator, for any reason, that the participant is an inadequate candidate to receive the treatment of the study. K. Participant with infection known of *Mycobacterium tuberculosis* (evaluated by anamnesis). L. Participants who do not want or are unable to follow the protocol requirements. M. Participants with Body Mass Index below 18 or above 40.
Design of the Study	This is an open proof-of-concept study that assesses the safety, tolerability and preliminary efficacy of EOM613 added to standard treatment therapy for two cohorts of patients hospitalized with COVID-19: non-ICU and ICU. In non-ICU patients, EOM613 should be administered subcutaneously (SC) at a dose of 2 mL, once a day (1x day) for 10 days, totaling 20 mL. In ICU patients, EOM613 should be administered SC at a dose of 2 mL, twice a day for 5 days in a row, followed by 2 mL, 1x day, for 5 days, totaling 30 mL. Clinical data will be compared with historical controls of the same institution.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	9 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

Investigational Product: EOM613
Protocol No: CL-EOM613-001
Version: 2.0, of June 7th, 2021
Confidential and exclusive

Sample size	The sample size is 40 (forty) participants hospitalized by COVID-19, being 20 (twenty) in the non-ICU cohort and 20 (twenty) in the ICU cohort.
Procedures of the study	Table 1 (next page) provides an overview of the study procedures.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	10 of 20

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	11 of 20

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	12 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

3. SERVICES FOR THE PROPOSED STUDY DESIGN

The table below provides services required to conduct the clinical study.

		UNIT	# of UNITS	UNIT PRICE IN DOLLARS (USD)	TOTAL PRICE IN DOLLARS ($)
1	**Regulatory affairs and Medical Writing** These activities including the ethics committee (EC) initial submissions, EC reporting/communication, as well as the development and distribution of annual progress reports, protocol review and translation.				
1.1	Protocol, ICF and Brochure translation (pass through cost - it depends on number of pages)	Document			
1.2	Review of the Protocol, ICF and Brochure documents by the Azidus Team	Service	1	$ 3.800,00	$ 3.800,00
1.3	Informed consent preparation according to local requirements	Document	1	$ 2.100,00	$ 2.100,00
1.4	Compile/Submit documents to Central and Local EC (includes preparation of all forms and follow-up of the process with the center).- 4 sites	Document	4	$ 1.222,22	$ 4.888,89
1.5	CSR (Clinical Study Report) submission to Central/Local EC	Document	4	$ 1.246,67	$ 4.986,67
1.6	End of trial notification to national Central/Local EC	Document	4	$ 1.148,89	$ 4.595,56
					$ 16.571,11
2	**Site identification/selection & Start up activities** This section comprises the preparation, collection and analysis of feasibility questionnaires, as well as onsite selection visits, in order to verify the capabilities of each hospital. Each selection visit includes time dedicated to scheduling, preparation, the visit itself, post-visit report, and follow-up tasks.				
2.1	Identification of potential investigators/ Feasibilities process (4 feasibilities)	Service	4	$ 1.200,00	$ 4.800,00
2.2	Site evaluation visits - CRA	Visit	4	$ 1.173,33	$ 4.693,33
2.3	**Site initiation and activation** The activation of clinical sites requires initiation visits in which the CRAs and Clinical Project Managers of the CRO explain the goals and procedures of the trial to the site's research team (Principal Investigator, Study Coordinator, nurses, etc.). Each visit involves time dedicated to scheduling, preparation, the visit itself, the post-visit report, and follow-up. After the initiation visit, the activation process involves local document verification/signatures and providing sites with access to the different trial systems (EDC, etc.).				
2.4	SIVs	Visit	4	$ 1.466,67	$ 5.866,67
					$ 15.360,00
3	**Site management / Study files/document management** The Project assistant of the CRO provides comprehensive support to sites during the recruitment and follow-up stages of the study. This support consists of daily communication with sites via e-mail and telephone, responding to site inquiries, reviewing site performance, and escalating any issues to the Clinical Project Manager or Sponsor. CRAs must also notify sites about any updated documents during the course of the study, ensuring that research teams have the latest versions of the study documents (e.g. Protocol, Patient Information Sheet / Informed Consent Form).				
3.1	Prepare site binders / Supply sites with study materials/ documents (Sites)	Document/ Material	4	$ 1.038,89	$ 4.155,56

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	13 of 20

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	14 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

		UNIT	# of UNITS	UNIT PRICE IN DOLLARS (USD)	TOTAL PRICE IN DOLLARS ($)
7.3	Site Payment and Processing per participant	per site	40	$ 80,00	$ 3.200,00
7.4	Custom clearance support/ Import export licenses (Fees, taxes and Broker services are not included)	Service	1	$ 5.620,00	$ 5.377,78
7.5	CRO Legal Responsibility	Monthly	6	$ 1.750,00	$ 10.500,00
7.6	Start up fees - for the sites - estimated	FEE	4	$ 2.100,00	$ 8.400,00
7.7	Ethical commitee fees - estimated	FEE	4	$ 1.500,00	$ 6.000,00
7.8	Costs with office materials (prints, photocopies, post office)	Service	1	$ 2.180,00	$ 2.180,00
7.9	Training of the CRO team in the clinical protocol and e-CRF System (for the training period will be available the PM and CRAs)	Service	1	$ 2.500,00	$ 2.500,00

Note: Due to pandemic situation the SSV (Site Selection Visit), SIV (Site Initiation Visit): IMVs (Interim Monitoring Visits and COV (Close out visit) will be performed remotely.

This proposal does not include:

- E-CRF system.
- Data management.
- Statistical Services.
- CSR (Clinical Study Report).
- Cost of the insurance.
- Shipment company for the IP and lab samples.
- Depot.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	15 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

The table below shows the **estimated** costs with the vendors and fees. These costs will be charged **as pass-through (by separate invoice).**

		UNIT	# of UNITS	UNIT PRICE IN DOLLARS (USD)	TOTAL PRICE IN DOLLARS ($)
1	Vendors Qualification (example: laboratory services, shipment company and depot).	Service	3	$ 1.800,00	**$ 5.400,00**
2	Negotiation and contract signing with each vendor	Service	3	$ 1.900,00	**$ 5.700,00**
3	Import process - Broker fee and TAXES	Service/TAX	1	$ 12.700,00	**$ 12.700,00**
4	Courier (Shipment of the product to the site -outsoursing)- estimated	Service	1	$ 5.600,00	**$ 5.600,00**
5	Document Translations (Estimated)	Service	1	$ 3.500,00	**$ 3.500,00**
6	SAE Report Management (per unit). If necessary	Service	1	$ 1.100,00	**$ 1.100,00**
7	SAE Notification for ANVISA and EC (per unit). If necessary	Service	1	$ 800,00	**$ 800,00**
8	Dossier preparation for ANVISA submission	Service	1	$ 22.500,00	**$ 22.500,00**
9	ANVISA Fee - Dossier evaluation	FEE	1	$ 7.000,00	**$ 7.000,00**

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	16 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

4. ESTMATE FOR PATIENT BUDGET

The budget per patient is **USD $19,810.17**, total of **USD $ 792.406,80** for 40 patients. This amount does not include the cost with the logistic and shipment of the samples from the sites to the lab. This cost will be charged as pass-through.

The Cytokine Panel 13 was removed from our commercial proposal, the value of the patient cost increased even with the removal of panel 13, as many additional visits and evaluations were included.

Historical control data

Each cohort will be compared with a corresponding historical control made from a series. of participants with COVID-19 who meet the same inclusion and exclusion criteria previously or concomitantly treated in the same hospitals. Participants outside the ICU will be compared with historical controls outside the ICU and the ICU participants will be compared with the historical ICU controls. The number of control histories will be as large as possible, as long as the participant or responsible person has authorized the use of their data and there is quality and traceability acceptable. For data available in historical control, all possible statistical comparisons will be done.

The total amount to be paid to the sites to collect the historical data is USD $ 53.074,36.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	17 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

5. PAYMENT TERMS

The table below shows the revised costs.

Description	Revised proposal (14/07/2021)	Previous Proposal
CRO services - revised costs (increase in the number of monitoring visits due to the collection of historical data)	$ 246.662,22	R$ 209.262,22
Patient costs - change in the number of visits and procedures	$ 792.406,80	R$ 676.286,42
Historical Data Collection Costs (to be paid to the sites)	$ 53.074,36	
Total amount	**$ 1.092.143,38**	**R$ 885.548,64**
Amount already paid (previous proposal)	$ 132.832,30	
Amount already paid (previous proposal)	$ 88.554,86	
Remaining balance (to be paid by Sponsor)	**$ 870.756,22**	

The table below presents a payment suggestion.

Description	Installments
MSA (Master Service Agreement) signature	
Ethical Approval	
First Patient included - 25%	$ 217.689,06
50% Patients included - 25%	$ 217.689,06
100% Patients included - 25%	$ 217.689,06
Close out of the data - 25%	$ 217.689,06
Total Azidus Fees	**$ 870.756,22**

The costs estimated with the vendors will be charged in a separate invoice, according to the negotiations.

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	18 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

5.1. OTHER COSTS (NOT INCLUDED)

Expenses related to the purchase of the reference medication and supply of the test drug:

It is the responsibility of the Sponsor to purchase and supply of the test drug.

Pass through costs related to monitoring visits (air tickets, meals, accommodation and transports in general), **if necessary.**

6. VALIDITY OF THE PROPOSAL

This commercial proposal is valid for **30 days** from the date of shipment to the client, after this period the values may be readjusted.

Important: After the conclusion of the protocol, if the design of the study changes, mainly in the number of patients, the commercial proposal may be revised.

7. HISTORY OF REVIEW OF THE PROPOSAL

REVISION HISTORY		
Review	*Date*	*Description*
R01	*03/03/2021*	*Change in the scope of work (20 patients)*
R02	*09/03/2021*	*Update on patient costs;* *Change in the payment terms;*
R03	*14/07/2021*	*Change in the scope of work.* *. Patient budget - number of visits and changes in procedures.* *. Historical data collection.* *. Monitoring visits for Historical data.*

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	19 of 20

AZIDUS Brasil
A Boutique CRO
Annex I
SOP No.: AZ/GN/00001
Revision Number: 08

COMMERCIAL PROPOSAL

8. FORMAL ACCEPTANCE OF THE PROPOSAL

I, Irach B. Taraporewa______________________________ (full name of Sponsor Representative

(....)The services should be started only after signing the contract between the parties.

Irach B. Taraporewala
____

Name: Dr. Irach Taraporewala
Title: CEO
Date: 19 July 2021

____
Dra. Luciana Bortolassi Ferrara

CEO – AZIDUS BRASIL

Azidus Brasil - Rua General Osório, 507 - Vila Martina - Cep. 13271-130 - Valinhos/SP - Tel. +55 19 3829-6160 www.azidusbrasil.com.br	20 of 20